SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K/A
(Amendment No. 2)

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2017

 IBERIABANK CORPORATION
(Exact name of Registrant as Specified in Charter)

Louisiana	001-37532	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
200 West Congress Street, Lafayette, Louisiana 70501
(Address of Principal Executive Offices)
(337) 521-4003
Registrant’s telephone number, including area code
NOT APPLICABLE
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

On July 31, 2017, IBERIABANK Corporation ("IBKC" or the "Company"), the holding company for IBERIABANK, filed a Current Report on Form 8-K (the “Original Report”) to announce that IBKC completed the acquisition (the “ Acquisition ”) of all of the issued and outstanding shares of common stock of Sabadell United Bank, N.A. (“ Sabadell United ”) from Banco de Sabadell, S.A. ("Banco Sabadell") pursuant to the Stock Purchase Agreement, dated as of February 28, 2017 (the “ Purchase Agreement ”), by and among IBKC, Banco Sabadell and Sabadell United. Immediately following the Acquisition, Sabadell United merged with and into IBERIABANK, with IBERIABANK as the surviving entity (the "Merger"). On August 1, 2017, IBKC filed Amendment No. 1 to the Original Report solely to correct the amount of cash consideration set forth in Item 2.01 of the Original Report and did not change any other information set forth in the Original Report.

This Amendment No. 2 to the Original Report is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K. The pro forma financial information is based on currently available data which updates financial data previously reported in the Original Report and Amendment No. 1.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Sabadell United as of and for the years ended December 31, 2016 and 2015, as well as the accompanying notes thereto and the related Report of Independent Certified Public Accountants, are filed as Exhibit 99.1 to this Amendment No. 2 and incorporated herein by reference.

The unaudited consolidated financial statements of Sabadell United as of and for the six months ended June 30, 2017 and 2016, as well as the accompanying notes thereto, are filed as Exhibit 99.2 to this Amendment No. 2 and incorporated herein by reference.

(b) Pro Forma Financial Information

The following unaudited pro forma combined condensed consolidated financial information giving effect to the Acquisition is filed as Exhibit 99.3 attached hereto:

•	Unaudited pro forma combined condensed consolidated balance sheet as of June 30, 2017, giving effect to the Acquisition as if it occurred on June 30, 2017;

•	Unaudited pro forma combined condensed consolidated income statement for the six months ended June 30,
2017, giving effect to the Acquisition as if it occurred on January 1, 2017; and

•	Unaudited pro forma combined condensed consolidated income statement for the year ended December 31,
2016, giving effect to the Acquisition as if it occurred on January 1, 2016.

(c) Not applicable

(d) Exhibits

Exhibit 23.1 - Consent of Independent Registered Certified Public Accountants.

Exhibit 99.1 - Audited consolidated financial statements of Sabadell United as of and for the years ended December 31, 2016 and 2015, as well as the accompanying notes thereto and the related Report of Independent Certified Public Accountants.

Exhibit 99.2 - Unaudited consolidated financial statements of Sabadell United as of and for the six months ended June 30, 2017 and 2016, as well as the accompanying notes thereto.

Exhibit 99.3 - Unaudited pro forma combined condensed consolidated balance sheet as of June 30, 2017, giving effect to the Acquisition as if it occurred on June 30, 2017; unaudited pro forma combined condensed consolidated income statement for the six months ended June 30, 2017, giving effect to the Acquisition as if it occurred on January 1, 2017; and unaudited pro forma combined condensed consolidated income statement for the year ended December 31, 2016, giving effect to the Acquisition as if it occurred on January 1, 2016.

Caution About Forward-Looking Statements
This Current Report on Form 8-K/A contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. If such risks or uncertainties materialize, or such assumptions prove incorrect, our results and those of our consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements about the expected benefits and costs of the Acquisition; statements about our plans relating to the Acquisition; statements about the future financial and accounting impact of the Acquisition; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that the expected costs and benefits of the Acquisition may not materialize as expected; the risk that preliminary financial reporting estimates and assumptions may prove to be incorrect; and other risks that are described in our reports that are filed with the Securities and Exchange Commission, including, but not limited to, the risks described in our Annual Report on Form 10-K for the year ended December 31, 2016, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017, and our other filings with the Securities and Exchange Commission. We assume no obligation and do not intend to update these forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: October 11, 2017	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No. 23.1	Consent of Independent Registered Certified Public Accountants.

Exhibit No. 99.1
Audited consolidated financial statements of Sabadell United as of and for the years ended December 31, 2016 and 2015, as well as the accompanying notes thereto and the related Report of Independent Certified Public Accountants.

Exhibit No. 99.2	Unaudited consolidated financial statements of Sabadell United as of and for the six months ended June 30, 2017 and 2016, as well as the accompanying notes thereto.

Exhibit No. 99.3
Unaudited pro forma combined condensed consolidated balance sheet as of June 30, 2017, giving effect to the Acquisition as if it occurred on June 30, 2017; unaudited pro forma combined condensed consolidated income statement for the six months ended June 30, 2017, giving effect to the Acquisition as if it occurred on January 1, 2017; and unaudited pro forma combined condensed consolidated income statement for the year ended December 31, 2016, giving effect to the Acquisition as if it occurred on January 1, 2016.